United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

                            June 8, 2026 (June 12, 2026)

Date of Report (Date of earliest event reported)

         International Seaways, Inc.

(Exact Name of Registrant as Specified in Charter)

            1-37836-1

Commission File Number

Marshall Islands	98-0467117
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

600 Third Avenue, 39th Floor

New York, New York 10016

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (212) 578-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Symbol	Name of each exchange on which registered
Common Stock (no par value)	INSW	New York Stock Exchange
Rights to Purchase Common Stock	N/A	New York Stock Exchange

Section 5 - Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 8, 2026, International Seaways, Inc. (“INSW” or the “Company”) held its Annual Meeting of Stockholders for 2026 (the “Annual Meeting”). There were 49,504,696 shares of the Company’s Common Stock outstanding on the record date for the Annual Meeting that were entitled to vote at such meeting, of which 44,769,310 shares were represented at the meeting by holders present in person or by proxy (constituting 90.43% of the shares outstanding and entitled to vote).

At the Annual Meeting, stockholders (1) elected nine directors; (2) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year 2026; (3) approved, in an advisory vote, the compensation of the Company’s named executive officers (“NEOs”) for 2025 as described in the Compensation Discussion and Analysis (“CD&A”) section and in the accompanying compensation tables and narrative in the Company’s proxy statement in respect of the Annual Meeting (the “Proxy Statement”); and (4) ratified the Second Amended and Restated Rights Agreement dated as of April 9, 2026 between the Company and Computershare Trust Company, N.A., as Rights Agent.

A replay of the Annual Meeting is available at www.virtualshareholdermeeting.com/INSW2026, and can also be accessed via the Company’s website.

All of the nominees for director were duly elected to serve, subject to the Company’s by-laws, as directors of the Company until the next annual meeting and until election and qualification of their successors. The tabulation of the votes cast for each nominee for director was as follows:

NAME OF NOMINEE FOR DIRECTOR	VOTED FOR	WITHHELD AUTHORITY TO VOTE
Darron M. Anderson	41,646,243	91,433
Timothy J. Bernlohr	41,524,751	212,925
Ian T. Blackley	41,142,013	595,663
A. Kate Blankenship	41,644,823	92,853
Randee E. Day	41,572,696	164,980
David I. Greenberg	41,580,678	156,998
Kristian K. Johansen	39,511,902	2,225,774
Craig H. Stevenson, Jr.	41,661,563	76,113
Lois K. Zabrocky	41,665,149	72,527

Re-election required that the nominee receive a majority of the votes cast for his or her election. There were 3,031,634 broker non-votes in respect of the election of directors.

The resolution to ratify the appointment of Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm for 2026 was ratified by a vote of 44,668,718 shares of Common Stock in favor and 80,452 shares of Common Stock against. In addition, 20,140 shares of Common Stock abstained. There were no broker non-votes of Common Stock in respect of the ratification of the appointment of EY.

The resolution to approve, in an advisory vote, the compensation of the NEOs for 2025 as described in the CD&A section and in the accompanying compensation tables and narrative in the Proxy Statement was approved by a vote of 41,218,025 shares of Common Stock in favor, 476,858 shares of Common Stock against and 42,793 shares of Common Stock abstained. There were 3,031,634 broker non-votes in respect of the advisory vote relating to NEO compensation.

The resolution to ratify the Second Amended and Restated Rights Agreement dated as of April 9, 2026 between the Company and Computershare Trust Company, N.A., as Rights Agent, was approved by a vote of 27,238,846 shares of Company Stock in favor, 14,456,177 shares of Common Stock against and 42,653 shares of Common Stock abstained. There were 3,031,634 broker non-votes in respect of this resolution.

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensatory Arrangements of Certain Officers and Directors

On June 8, 2026, the Company’s Board of Directors (the “Board”) of approved and ratified certain actions concerning the compensation of the Company’s President and Chief Executive Officer (Ms. Lois Zabrocky); its Senior Vice President and Chief Financial Officer (Mr. Jeffrey Pribor); its Senior Vice President, Chief Administrative Officer, Secretary and General Counsel (Mr. James D. Small); its Senior Vice President and Chief Commercial Officer (Mr. Derek Solon); its Senior Vice President and Chief Technical and Sustainability Officer (Mr. William Nugent); and its Vice President and Controller (Mr. Adewale Oshodi), in each case as described below.

The Board approved entry by the Company into agreements to implement annual base salary increases for each of Ms. Zabrocky, Mr. Pribor, Mr. Small and Mr. Oshodi, the forms of which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively. As a result of these increases, Ms. Zabrocky receives an annual base salary of $850,000; Mr. Pribor receives an annual base salary of $675,000; Mr. Small receives an annual base salary of $600,000; and Mr. Oshodi receives an annual base salary of $333,000. In addition, the Board approved increases to the annual base salaries of each of Mr. Solon and Mr. Nugent to $500,000. All such salary increases are retroactive with effect from January 1, 2026.

The Board also approved, for 2026, increases to Ms. Zabrocky’s annual equity target opportunity to 400% of her base salary; to Mr. Pribor’s annual equity target opportunity to 200% of his base salary; to Mr. Small’s annual equity target opportunity to 150% of his base salary; to Messrs. Solon and Nugent’s annual equity target opportunity to 175% of each of their base salary; and to retaining Mr. Oshodi’s annual equity target opportunity at 75% of his base salary. Future equity grants, if any, will be made by the Board or its Human Resources and Compensation Committee (the “Committee”) pursuant to the terms of the Company’s equity plans after consideration of various factors deemed relevant by them, and any future increase or decrease in such annual equity target opportunities are subject in each case to decisions of the Board or the Committee.

All other material terms of such persons’ employment remain unchanged.

In addition, on June 8, 2026, the Board ratified a prior approval of the Committee to increase the annual cash compensation payable to the Chair of the Board to $190,000 per annum, retroactive with effect from March 10, 2026. On June 8, 2026, the Board also provided for equity compensation for non-employee directors in the form of restricted stock grants expected to vest in June 2027, of $235,000 for the non-Executive Chairman of the Board and of $150,000 for each other non-employee director.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Pursuant to General Instruction B.2 of Form 8-K, the following exhibit is furnished with this Form 8-K.

Exhibit No.	Description
10.1	Form of Amendment No. 10 to Ms. Zabrocky Employment Agreement.
10.2	Form of Amendment No. 8 to Mr. Pribor Employment Agreement.
10.3	Form of Amendment No. 9 to Mr. Small Employment Agreement.
10.4	Form of Amendment No. 10 to Mr. Oshodi Employment Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL SEAWAYS, INC. (Registrant)

Date: June 12, 2026	By:		/s/ James D. Small III
		Name:	James D. Small III
		Title:	Chief Administrative Officer, Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Amendment No. 10 to Ms. Zabrocky Employment Agreement.
10.2	Form of Amendment No. 8 to Mr. Pribor Employment Agreement.
10.3	Form of Amendment No. 9 to Mr. Small Employment Agreement.
10.4	Form of Amendment No. 10 to Mr. Oshodi Employment Agreement.